MERRILL LYNCH
EUROFUND




FUND LOGO




Annual Report

October 31, 1997







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.








Merrill Lynch
EuroFund
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH EUROFUND


PORTFOLIO INFORMATION


Pie graph depicting country diversification As a Percentage of Stocks & Convertible Warrants As of October 31, 1997

Denmark             0.4%
Ireland             0.8%
Emerging Europe*    2.4%
Finland             3.3%
Switzerland         6.7%
Germany            13.4%
France             16.3%
Netherlands        11.0%
Italy               9.3%
Sweden              5.1%
Spain               2.1%
Norway              1.4%
Portugal            0.4%
United Kingdom     27.4%

[FN]
*Countries include Croatia,
 Hungary, Poland, Romania
 and Turkey.


EUROPEAN STOCK MARKET PERFORMANCE


Bar graph depicting Total Return for the Three-Month
Period Ended October 31, 1997 in US dollars*

Germany           -10.1%
Netherlands        -5.4%
Sweden             -4.6%
France             -3.1%
Switzerland        -0.2%
Finland            -0.1%
Spain              +1.6%
Ireland            +1.8%
United Kingdom     +2.6%
Denmark            +3.2%
Italy              +5.9%
Norway             +9.1%

Source: Financial Times/Standard & Poor's--Actuaries Index.

[FN]
*For the three-month period ended October 31, 1997, total investment return for the Financial Times/
 Standard & Poor's--Actuaries Europe Index was -1.16%.




Merrill Lynch EuroFund October 31, 1997


DEAR SHAREHOLDER

During the quarter ended October 31, 1997, the unmanaged Financial Times/Standard & Poor's--Actuaries Europe Index had a total return of -1.16%, while the total return for the unmanaged Morgan Stanley Capital International Europe Index was -1.66%. For the same period, Merrill Lynch EuroFund's Class A, Class B, Class C and Class D Shares provided total returns of +4.23%, +4.00%, +3.96% and +4.14%, respectively. The Fund's outperformance was attributable to its value orientation, its relative lack of exposure to the largest-capitalization stocks and its defensive cash position. (Results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--7 of this report to shareholders.)

During the October quarter, the overly optimistic consensus scenario for global capital markets finally began to be questioned. The markets fell sharply in August, only to recover to levels close to the highs experienced in September. It was only in October that the crisis in Asia finally caused investors to question valuation levels, precipitating major stock market declines on a global basis. Strong bond markets were no longer viewed as a reason to push stock market levels higher, but rather as an indication of the flight to quality and safety. Although global growth is currently strong and inflation is low, the Asian currency crisis is likely to reduce growth and hence corporate profitability. However, this increases the likelihood of the current growth cycle continuing for longer and with less risk of inflation. Once stock markets have stabilized at lower levels, the longer-term scenario may look favorable once again. However, should the dollar fall further, it is likely that the European economic outlook would be negatively affected.

In Europe, the underlying economic growth outlook remains robust, but the recovery remains unbalanced. Exports are dominating, but increased consumer confidence, especially in France, suggests the recovery may be broadening out. In the peripheral economies, which are benefiting from abnormally low short-term interest rates resulting from the anticipated European Monetary Union (EMU), growth is strong and may prove inflationary in 1998--1999. With a noticeable improvement in European economies, and the requirement to harmonize monetary policy prior to EMU, the Bundesbank has started to tighten monetary policy.

There have been a number of positive developments in the political arena. For example, in France the socialist government has proved to be far less dogmatic and much more pragmatic than originally feared. However, the political environment is still less conducive to the creation of shareholder value than is the case in other major European countries. In Italy, the heated debate over fiscal reform, especially in the pension area, finally has been resolved satisfactorily, thus increasing the likelihood of Italy being included in the first round of EMU. Of greatest importance on the political side is the change of stance regarding EMU by the UK government. The government is now firmly behind joining EMU, but probably not until 2003. This is undisputedly good news for the bond and equity markets, but is likely to lead to a gradual weakening of the overvalued pound sterling.

A feature of the past few months, and a by-product of the EMU process, is the huge increase in merger and acquisition activity in Europe with large-scale mergers and acquisitions announced. Generally, companies are attempting to gain substantial market shares at a regional level, and this process should continue, with the obvious benefits for shareholders.


Investment Strategy
Given the extended valuation levels in the markets, we maintained the Fund's high cash reserve levels into late October. As equity markets fell sharply, individual stock valuations became attractive and we invested virtually all of the Fund's cash reserves. Following this reinvestment, the markets rebounded strongly and valuations once again became too high as the global environment remained very uncertain. We have started to raise the Fund's cash reserve position again. As of October 31, 1997, the cash level in the Fund was 8.6% of net assets and was principally held in Deutschemarks.

As the markets fell, many of the largest-capitalization stocks, which we regarded as most overvalued, fell significantly more than the indexes. As they became attractive, we made selected purchases. As a result, the Fund now has a higher exposure to larger-capitalization stocks than before the recent correction, although it still maintains a bias toward medium-capitalization and smaller-capitalization issues.

Merrill Lynch EuroFund October 31, 1997


The geographic weightings of the Fund have changed little, with the exception of emerging Europe. Outstanding performance, extended technical levels and valuations which no longer reflected an attractive risk/reward ratio caused us to significantly reduce exposure to the emerging markets from approximately 7% of net assets to 2%.

As a result of purchases made in late October, we modestly changed the sectoral balance of the Fund to include a slightly larger pharmaceutical, energy and utility exposure than before. However, the Fund remains underexposed to pharmaceuticals, banks and energy, where we believe valuations are still relatively unattractive. We still favor economically sensitive industrial sectors, although on a short-term basis they are behaving poorly in response to concerns about growth and pricing power engendered by the current crisis in Asia.


Fiscal Year in Review
For the fiscal year ended October 31, 1997, Merrill Lynch EuroFund's Class A, Class B, Class C and Class D Shares had total returns of +32.13%, +30.84%, +30.81% and +31.84%, respectively, while the total return for the unmanaged Financial Times/Standard & Poor's-- Actuaries Europe Index was +26.56% and the total return for the Morgan Stanley Capital International Europe Index was +25.98%. For the 12 months ended October 31, 1997, the Fund significantly outperformed its benchmark and the +20.38% average total return of Lipper Analytical Services Inc.'s European Region Funds.

The Fund's currency hedging strategy added value during the year, although hedging was on a modest scale. Our underweighted position in the pound sterling was detrimental to returns and, on an overall basis, currency strategy had little impact on relative performance. The heavy cash position we maintained in the Fund throughout the year initially held back performance. However, performance was enhanced when equity markets fell sharply in October and we reinvested much of this cash at attractive levels. At the geographic allocation level, the overweighting of Finland, Italy, the Netherlands and emerging Europe and the underweighting of Germany proved beneficial. However, the Fund was insufficiently represented in Spain and Switzerland, which performed well. The Fund's sectoral allocations also showed mixed results. The Fund benefited from limited exposure to pharmaceuticals, but was hurt because it was underrepresented in banks, which were buoyed by merger and acquisition activity, and energy. Although much reduced, our exposure to the pulp and paper sector also negatively impacted Fund performance.

It was at the stock level where the Fund generated its outperformance. Our value-oriented strategy worked well as growth stocks, which were very highly valued, failed to deliver the earnings growth implied by their ratings. Significant exposure to stocks such as Philips Electronics N.V., Electrolux AB, Elf Aquitaine S.A. and Klockner Werke AG provided much of the Fund's outperformance.


In Conclusion
While valuations have still not regained peak levels, they remain well above historic levels and, given the lack of visibility in the global economic and financial environment caused by the Asian problems, we believe that a well-above average level of cash reserves is advisable. While this crisis may ultimately lead to increased longevity of the US/European economic cycle, we will maintain a cautious stance until a more accurate assessment of the ramifications of that region's problems can be achieved.

We thank you for your investment in Merrill Lynch EuroFund, and we look forward to reviewing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Adrian C. Holmes)
Adrian C. Holmes
Vice President and Portfolio Manager


December 9, 1997



Merrill Lynch EuroFund October 31, 1997


PERFORMANCE DATA

About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/97                        +35.64%        +28.52%
Five Years Ended 9/30/97                  +19.70         +18.42
Inception (10/26/88)
through 9/30/97                           +14.28         +13.59

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/97                        +34.20%        +30.20%
Five Years Ended 9/30/97                  +18.47         +18.47
Ten Years Ended 9/30/97                   + 9.28         + 9.28

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/97                        +34.18%        +33.18%
Inception (10/21/94)
through 9/30/97                           +18.94         +18.94

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/97                        +35.28%        +28.18%
Inception (10/21/94)
through 9/30/97                           +19.91         +17.73

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch EuroFund October 31, 1997


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the Morgan
Stanley Capital International Europe Index. Beginning and ending values are:

                                       10/26/88**          10/97

ML Eurofund++--
Class A Shares*                         $ 9,475           $30,677

Morgan Stanley Capital International
Europe Index++++                        $10,000           $31,050


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the Morgan
Stanley Capital International Europe Index. Beginning and ending values are:

                                          10/87           10/97

ML Eurofund++--
Class B Shares*                         $10,000           $31,013

Morgan Stanley Capital International
Europe Index++++                        $10,000           $35,741


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International Europe Index. Beginning and ending values are:

                                       10/21/94**          10/97

ML Eurofund++--
Class C Shares*                         $10,000           $16,366

ML Eurofund++--
Class D Shares*                         $ 9,475           $15,887

Morgan Stanley Capital International
Europe Index++++                        $10,000           $16,754

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML EuroFund invests primarily in equities of corporations domiciled in European countries. Under normal market conditions, at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securitiesconvertible into common stock.
++++This unmanaged capitalization-weighted Index is comprised of 615 stocks, including a representative sampling of large-, medium-, and small-capitalization companies.

    Past performance is not predictive of future performance.



Merrill Lynch EuroFund October 31, 1997


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                    Net Asset Value      Capital Gains     Dividends
Period Covered                   Beginning     Ending     Distributed        Paid*      % Change**
10/26/88--12/31/88                 $ 8.83      $ 8.83        $0.023           --          + 0.26%
1989                                 8.83       10.99          --           $0.087        +25.48
1990                                10.99       10.53          --            0.230        - 2.23
1991                                10.53       11.75          --            0.451        +16.20
1992                                11.75       11.12          --             --          - 5.36
1993                                11.12       14.67          --             --          +31.92
1994                                14.67       13.62         0.737          0.889        + 4.29
1995                                13.62       14.27         0.986          0.071        +12.72
1996                                14.27       14.99         1.725          1.047        +25.26
1/1/97--10/31/97                    14.99       18.47          --            0.001        +23.22
                                                             ------         ------
                                                       Total $3.471   Total $2.776

                                                 Cumulative total return as of 10/31/97: +223.78%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



Performance Summary--Class B Shares
                                    Net Asset Value      Capital Gains     Dividends
Period Covered                   Beginning     Ending     Distributed        Paid*      % Change**
1/30/87--12/31/87                  $10.00      $ 8.61        $0.737         $0.055        - 5.98%
1988                                 8.61        8.80         0.023          0.126        + 3.98
1989                                 8.80       10.85          --            0.071        +24.13
1990                                10.85       10.38          --            0.124        - 3.26
1991                                10.38       11.59          --            0.332        +15.08
1992                                11.59       10.85          --             --          - 6.38
1993                                10.85       14.17          --             --          +30.60
1994                                14.17       12.95         0.737          0.889        + 3.24
1995                                12.95       13.36         0.986          0.071        +11.52
1996                                13.36       13.85         1.725          0.886        +24.00
1/1/97--10/31/97                    13.85       16.92          --            0.001        +22.17
                                                             ------         ------
                                                       Total $4.208   Total $2.555

                                                 Cumulative total return as of 10/31/97: +188.12%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                                    Net Asset Value      Capital Gains     Dividends
Period Covered                   Beginning     Ending     Distributed        Paid*      % Change**
10/21/94--12/31/94                 $15.08      $12.94        $0.737         $0.889        - 3.07%
1995                                12.94       13.35         0.986          0.071        +11.53
1996                                13.35       13.77         1.725          0.940        +23.93
1/1/97--10/31/97                    13.77       16.82          --            0.001        +22.16
                                                             ------         ------
                                                       Total $3.448   Total $1.901

                                                  Cumulative total return as of 10/31/97: +63.66%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Merrill Lynch EuroFund October 31, 1997


PERFORMANCE DATA (concluded)


Performance Summary--Class D Shares
                                    Net Asset Value      Capital Gains     Dividends
Period Covered                   Beginning     Ending     Distributed        Paid*      % Change**
10/21/94--12/31/94                 $15.75      $13.61        $0.737         $0.889        - 2.93%
1995                                13.61       14.22         0.986          0.071        +12.44
1996                                14.22       14.92         1.725          1.006        +24.90
1/1/97--10/31/97                    14.92       18.35          --            0.001        +23.00
                                                             ------         ------
                                                       Total $3.448   Total $1.967

                                                  Cumulative total return as of 10/31/97: +67.68%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Recent Performance Results*
                                                                                       12 Month      3 Month
                                                  10/31/97    7/31/97     10/31/96     % Change      % Change
ML EuroFund Class A Shares                         $18.47      $17.72      $16.67      +24.07%(1)     +4.23%
ML EuroFund Class B Shares                          16.92       16.27       15.47      +23.55(1)      +4.00
ML EuroFund Class C Shares                          16.82       16.18       15.45      +23.06(1)      +3.96
ML EuroFund Class D Shares                          18.35       17.62       16.57      +24.06(1)      +4.14
ML EuroFund Class A Shares--Total Return                                               +32.13(2)      +4.23
ML EuroFund Class B Shares--Total Return                                               +30.84(3)      +4.00
ML EuroFund Class C Shares--Total Return                                               +30.81(4)      +3.96
ML EuroFund Class D Shares--Total Return                                               +31.84(5)      +4.14

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $1.725 per share capital gains distributions.
(2)Percent change includes reinvestment of $1.048 per share ordinary income dividends and $1.725 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.887 per share ordinary income dividends and $1.725 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.941 per share ordinary income dividends and $1.725 per share capital gains distributions.
(5)Percent change includes reinvestment of $1.007 per share ordinary income dividends and $1.725 per share capital gains distributions.


Merrill Lynch EuroFund October 31, 1997

SCHEDULE OF INVESTMENTS                                                                                  (in US dollars)
                         Shares                                                                     Value        Percent of
Industries                Held                     Investments                      Cost          (Note 1a)      Net Assets
Croatia

Banking                   90,000     Zagrebacka Banka D.D. (GDR)*             $    1,234,184   $    2,868,750          0.2%

Pharmaceuticals          237,492     Pliva D.D. (GDR)*                             2,053,449        3,681,126          0.2

                                     Total Investments in Croatia                  3,287,633        6,549,876          0.4

Denmark

Textiles                 113,877     Carli Gry International A/S                   3,257,298        5,633,951          0.4

                                     Total Investments in Denmark                  3,257,298        5,633,951          0.4

Finland

Food                      73,092     Huhtamaki 'I' Group                           3,284,993        3,049,627          0.2

Metals & Mining          596,782     Outokumpu OY                                  9,260,443        8,896,847          0.6

Paper & Forest           818,335     Enso-Gutzeit OY 'R' (Ordinary)
Products                             (Registered)                                  6,528,605        7,779,332          0.5
                       1,959,500     Metsa Serla OY (Class B)                     14,945,500       17,261,810          1.1
                         459,820     UPM-Kymmene Corp.                             9,614,022       10,166,785          0.7
                                                                                  31,088,127       35,207,927          2.3

                                     Total Investments in Finland                 43,633,563       47,154,401          3.1

France

Automobiles &             55,443     Peugeot S.A.                                  6,129,524        6,280,014          0.4
Equipment                 96,600     Sommer Allibert S.A.                          2,862,214        3,267,476          0.2
                                                                              --------------   --------------        ------
                                                                                   8,991,738        9,547,490          0.6

Banking                  215,431     Banque Nationale de Paris                     9,524,245        9,529,038          0.6
                         106,156     Societe Generale de France S.A.              11,426,920       14,546,963          1.0
                                                                              --------------   --------------        ------
                                                                                  20,951,165       24,076,001          1.6

Communication            202,514     Alcatel Alsthom Cie Generale
Equipment                            d'Electricite S.A.                           19,117,289       24,449,218          1.6

Construction             228,561     Bouygues S.A.                                21,707,086       21,409,010          1.4

Consumer Products         17,715     Christian Dior S.A.                           1,807,346        1,966,626          0.1

Electronics               81,312   ++SGS-Thomson Microelectronics N.V.             3,745,574        5,789,866          0.4

Energy                    68,730     Elf Aquitaine S.A.                            7,731,656        8,512,267          0.5

Financial Services       150,200     Compagnie Financiere de Paribas S.A.          8,164,002       10,913,925          0.7
                          49,472     EuraFrance S.A.                              14,476,089       20,157,802          1.3
                                                                              --------------   --------------        ------
                                                                                  22,640,091       31,071,727          2.0
Hotels                    50,674     Accor S.A.                                    7,100,272        9,440,395          0.6

Insurance                527,517     Assurances Generales de France (AGF)         16,893,934       27,771,277          1.8
                         337,791     Axa-UAP                                      21,157,910       23,144,396          1.5
                                                                              --------------   --------------        ------
                                                                                  38,051,844       50,915,673          3.3



Merrill Lynch EuroFund October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                      (in US dollars)
                         Shares                                                                     Value        Percent of
Industries                Held                     Investments                      Cost          (Note 1a)      Net Assets
France (concluded)

Machinery                177,431   ++Compagnie de Fives-Lille S.A.            $    9,488,305   $   10,618,160          0.7%

Metals & Steel         1,359,879     Usinor-Sacilor                               21,707,350       22,527,050          1.4

Retail                    59,647     Castorama Dubois Investisse                   7,987,461        6,218,187          0.4

Telecommunications        59,344   ++France Telecom S.A.                           1,872,587        2,247,146          0.1

Utilities                  7,942     Compagnie Generale des Eaux                     865,437          924,385          0.1

                                     Total Investments in France                 193,765,201      229,713,201         14.8

Germany

Automobiles              197,781     Daimler-Benz AG                              13,452,925       13,280,452          0.9
                          39,203     Volkswagen AG                                17,089,369       23,224,148          1.5
                                                                              --------------   --------------        ------
                                                                                  30,542,294       36,504,600          2.4

Chemicals                234,870     BASF AG                                       8,019,324        7,987,847          0.5
                         445,345     Bayer AG                                     16,266,592       15,663,841          1.0
                          77,016     Henkel KGaA                                   3,295,326        3,761,028          0.3
                         387,409     Henkel KGaA (Preferred)                      16,360,407       20,157,610          1.3
                                                                              --------------   --------------        ------
                                                                                  43,941,649       47,570,326          3.1

Construction              33,402   ++Philipp Holzmann AG                          12,511,136        9,418,040          0.6

Diversified Holdings     188,558     VEBA AG                                       9,549,932       10,534,518          0.7

Engineering              321,783   ++Kloeckner Werke AG                           14,985,368       24,693,539          1.6

Insurance                 11,791     Muenchener Rueckversicherungs-
                                     Gesellschaft AG                               3,429,608        3,441,127          0.2

Manufacturing             18,901     Plettac AG                                    4,353,643        3,439,342          0.2

Mining                   181,069     Thyssen AG                                   39,083,719       40,053,924          2.6

Retail Trade              31,732     Karstadt AG                                  11,171,623       11,068,659          0.7
                          55,190     Moebel Walther AG (Preferred)                 2,067,520        2,181,803          0.1
                                                                              --------------   --------------        ------
                                                                                  13,239,143       13,250,462          0.8

                                     Total Investments in Germany                171,636,492      188,905,878         12.2

Hungary

Financial Services        75,000   ++Euronet Services, Inc.                        1,038,281          731,250          0.0

Pharmaceuticals           98,064     Gedeon Richter (GDR)*                         1,475,761        9,119,952          0.6

                                     Total Investments in Hungary                  2,514,042        9,851,202          0.6

Ireland

Building &               686,394     CRH PLC                                       7,454,519        8,279,246          0.5
Construction

Food                     693,901     Greencore Group PLC                           3,481,856        3,294,370          0.2

                                     Total Investments in Ireland                 10,936,375       11,573,616          0.7


Merrill Lynch EuroFund October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                      (in US dollars)
                         Shares                                                                     Value        Percent of
Industries                Held                     Investments                      Cost          (Note 1a)      Net Assets
Italy

Business Services      7,347,051   ++Seat S.p.A.                              $    2,044,683   $    1,926,112          0.1%

Construction/            771,200     Italcementi S.p.A                             5,174,183        5,294,070          0.3
Building Materials

Diversified Holdings  13,030,335   ++Compagnie Industriali Riunite
                                     S.p.A. (CIR)                                 12,170,577       10,410,079          0.7
                      49,714,126     MontEdison S.p.A.                            41,768,591       40,423,251          2.6
                                                                              --------------   --------------        ------
                                                                                  53,939,168       50,833,330          3.3

Insurance                680,382     Assicurazioni Generali                       12,407,667       15,239,945          1.0
                      10,608,185     Istituto Nazionale delle
                                     Assicurazioni (INA)                          15,357,042       17,106,938          1.1
                                                                              --------------   --------------        ------
                                                                                  27,764,709       32,346,883          2.1

Telecommunications    10,228,454   ++Telecom Italia S.p.A.                        30,385,307       41,402,903          2.7

                                     Total Investments in Italy                  119,308,050      131,803,298          8.5

Netherlands

Banking                  372,959     ABN Amro Holding N.V.                         7,069,323        7,516,079          0.5

Chemicals                133,140     Akzo Nobel                                   16,709,629       23,475,515          1.5
                         310,870     European Vinyls Corporation
                                     International N.V.                           11,599,987        7,722,881          0.5
                                                                              --------------   --------------        ------
                                                                                  28,309,616       31,198,396          2.0

Construction             160,201     NBM-Amstelland N.V.                           4,257,207        4,475,257          0.3
                         112,725     Volker Wessels Stevin N.V.                    2,455,437        3,427,881          0.2
                                                                              --------------   --------------        ------
                                                                                   6,712,644        7,903,138          0.5

Diversified Holdings     169,026     Internatio-Mueller N.V.                       3,606,779        5,375,170          0.3

Electrical Equipment     315,668     Philips Electronics N.V.                     11,394,953       24,730,201          1.6
                         113,948     Twentsche Kabel Holding N.V.                  4,695,441        5,919,987          0.4
                                                                              --------------   --------------        ------
                                                                                  16,090,394       30,650,188          2.0

Financial Services       376,515     ING Groep N.V.                               15,464,692       15,815,881          1.0

Paper & Forest           858,015     Koninklijke KNP BT N.V.                      18,144,476       19,546,568          1.3
Products

Steel                    174,270   ++Ispat International N.V.                      4,720,005        4,446,122          0.3

Telecommunications       754,082     Royal PTT Nederland N.V.                     27,032,181       28,838,720          1.9

Transport Services       117,568     Koninklijke Pakhoed N.V.                      4,561,548        3,853,894          0.2

                                     Total Investments in the Netherlands        131,711,658      155,144,156         10.0

Norway

Computer Software        260,905     Merkantildata ASA                             6,111,120        8,712,967          0.6

Oil & Gas Producers      311,424     Saga Petroleum A.S. (Class B)                 3,816,498        5,511,143          0.3

Publishing               262,196     Schibsted ASA                                 5,407,096        4,901,909          0.3

                                     Total Investments in Norway                  15,334,714       19,126,019          1.2


Merrill Lynch EuroFund October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                      (in US dollars)
                         Shares                                                                     Value        Percent of
Industries                Held                     Investments                      Cost          (Note 1a)      Net Assets
Poland

Chemicals                387,805   ++Polifarb Wroclaw S.A.                    $      991,199   $    1,872,162          0.1%

Electrical Equipment     598,719   ++Bydgoska Fabryka Kabli S.A.                   1,787,466        4,903,302          0.3

Plastics                  70,000   ++Zaklady Lentex S.A.                             684,961          903,161          0.1

                                     Total Investments in Poland                   3,463,626        7,678,625          0.5

Portugal

Construction/            225,000     Cimpor-Cimentos de Portugal S.A.              4,581,513        5,698,634          0.4
Building Materials
                                     Total Investments in Portugal                 4,581,513        5,698,634          0.4

Roumania

Investments              135,000     Romanian Growth Fund                          1,390,500          996,300          0.1

                                     Total Investments in Romania                  1,390,500          996,300          0.1

Slovakia

Banking                   17,853     SKB Banka (GDR)*                                601,707          332,066          0.0

Metals & Mining          121,700   ++Zavod SNP                                     1,835,272        1,115,641          0.1

Pharmaceuticals           29,167     Slovakofarma                                  2,128,863        4,470,912          0.3

                                     Total Investments in Slovakia                 4,565,842        5,918,619          0.4

Spain

Oil--Related             146,440     Repsol S.A.                                   5,535,387        6,149,976          0.4

Utilities--Electric    1,229,684     Endesa S.A.                                  20,903,532       23,196,793          1.5

                                     Total Investments in Spain                   26,438,919       29,346,769          1.9

Sweden

Appliances               237,683     Electrolux AB                                10,316,447       19,696,521          1.3

Engineering              127,619     SKF AB (Class A)                              2,229,577        2,848,600          0.2
                         189,250     Svedala Industry AB                           2,485,262        3,718,373          0.2
                                                                              --------------   --------------        ------
                                                                                   4,714,839        6,566,973          0.4

Insurance                329,277     Skandia Forsakrings AB                        9,019,387       15,403,845          1.0

Metals & Steel           934,351     Avesta-Sheffield AB                           8,667,983        6,993,552          0.4

Paper & Forest           321,435     Mo och Domsjo AB (Class B)                    7,608,913        8,721,454          0.6
Products               6,095,550     Rottneros Bruks AB                            8,904,861        5,540,150          0.4
                         680,554     Stora Kopparbergs AB                          8,542,903        9,414,617          0.6
                                                                              --------------   --------------        ------
                                                                                  25,056,677       23,676,221          1.6

                                     Total Investments in Sweden                  57,775,333       72,337,112          4.7


Merrill Lynch EuroFund October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                      (in US dollars)

                         Shares                                                                     Value        Percent of
Industries                Held                     Investments                      Cost          (Note 1a)      Net Assets
Switzerland

Banking                   37,333     Credit Suisse Group (Registered)         $    3,752,564   $    5,276,914          0.3%

Consumer Products         44,461     Societe Suisse pour la Microelectronique
                                     et l'Horlogerie AG (Registered)               6,244,014        5,846,359          0.4

Diversified Holdings     239,817     Oerlikon-Buehrle Holding AG                  25,353,554       30,761,192          2.0

Machinery                 12,184     Saurer AG (Registered)                        5,893,521        8,084,833          0.5

Pharmaceuticals           26,443     Novartis AG (Registered)                     37,832,701       41,554,639          2.7

Retail                    10,859     Fotolabo S.A.                                 4,516,446        2,645,690          0.2

                                     Total Investments in Switzerland             83,592,800       94,169,627          6.1

Turkey

Appliances            17,564,000     Ardem Pisirici Ve Isitici Cihazlar
                                     Sanayii A.S.                                  2,067,213        2,035,531          0.2

Oil & Gas Producers    5,354,040   ++Tupras-Turkiye Petrol Rafinerileri A.S.         430,567          481,793          0.0

                                     Total Investments in Turkey                   2,497,780        2,517,324          0.2

United Kingdom

Automobiles &          5,259,274     LucasVarity PLC                              16,920,886       18,042,949          1.2
Equipment

Banking                  944,393     National Westminster Bank PLC                10,334,000       13,577,568          0.9

Beverages              1,594,814     Allied Domecq PLC                            11,063,834       13,016,113          0.8
                         854,926     Bass PLC                                     11,136,382       11,875,374          0.8
                         617,140     Matthew Clark PLC                             6,049,421        2,536,519          0.2
                                                                              --------------   --------------        ------
                                                                                  28,249,637       27,428,006          1.8

Chemicals                792,811     Imperial Chemical Industries PLC             12,323,872       11,704,174          0.7
                       1,495,500     Inspec Group PLC                              6,707,529        6,008,698          0.4
                                                                              --------------   --------------        ------
                                                                                  19,031,401       17,712,872          1.1

Computer/Commercial/     466,415     Misys PLC                                     6,652,871       11,756,428          0.7
Office

Diversified Holdings   7,897,742     BTR PLC                                      29,374,368       26,664,120          1.7

Electronics              402,917     Fairey Group PLC                              3,425,946        4,156,991          0.3
                       2,162,162     General Electric Company PLC                 14,158,564       13,810,728          0.9
                                                                              --------------   --------------        ------
                                                                                  17,584,510       17,967,719          1.2

Financial Services       932,381     HSBC Holdings PLC                            28,260,928       23,227,811          1.5

Food & Beverage        1,240,800     Cadbury Schweppes PLC                        10,423,624       12,489,396          0.8
                       4,745,196     Unilever PLC                                 24,760,963       35,344,801          2.3
                                                                              --------------   --------------        ------
                                                                                  35,184,587       47,834,197          3.1

Glass                  3,832,491     Pilkington PLC                                7,721,763        9,708,374          0.6


Merrill Lynch EuroFund October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                                                                      (in US dollars)
                         Shares                                                                     Value        Percent of
Industries                Held                     Investments                      Cost          (Note 1a)      Net Assets

United Kingdom (concluded)
Metals                   580,189     Johnson Matthey PLC                      $    5,297,007   $    5,703,685          0.4%

Metals & Mining          858,187     Rio Tinto PLC (Registered)                   13,701,314       11,056,854          0.7

Oil--Related             445,270     Expro International Group PLC                 3,473,861        4,444,560          0.3

Retail                 8,763,493     Asda Group PLC                               15,993,806       22,787,536          1.5
                       2,840,701     Tesco PLC                                    15,074,678       22,743,635          1.5
                       1,082,901     W.H. Smith Group PLC                          6,617,463        6,867,030          0.4
                                                                              --------------   --------------        ------
                                                                                  37,685,947       52,398,201          3.4

Telecommunications     2,227,050     British Telecommunications PLC               14,650,163       16,924,511          1.1
                       1,730,855     Cable & Wireless PLC                         12,596,679       13,821,528          0.9
                                                                              --------------   --------------        ------
                                                                                  27,246,842       30,746,039          2.0

Tobacco                2,976,639     B.A.T. Industries PLC                        25,342,446       26,041,674          1.7
                         445,007     Gallaher Group PLC                            1,850,855        2,138,848          0.1
                                                                              --------------   --------------        ------
                                                                                  27,193,301       28,180,522          1.8

Utilities--Electric,     458,350     Anglian Water PLC                             4,170,424        6,159,113          0.4
Gas & Water              752,544     Energy Group PLC                              7,984,002        7,669,492          0.5
                         491,316     Severn Trent PLC                              5,031,070        7,121,362          0.4
                         755,446     South West Water PLC                          5,932,852       10,810,378          0.7
                         609,500     United Utilities PLC                          5,559,936        7,448,892          0.5
                                                                              --------------   --------------        ------
                                                                                  28,678,284       39,209,237          2.5

                                     Total Investments in the United Kingdom     342,591,507      385,659,142         24.9

                          Face
                         Amount                Short-Term Securities

Repurchase        US$  6,537,000     UBS Securities, Inc., purchased on
Agreements**                         10/31/1997 to yield 5.67% to 11/03/1997       6,537,000        6,537,000          0.4

                                     Total Investments in Short-Term
                                     Securities                                    6,537,000        6,537,000          0.4

Total Investments                                                             $1,228,819,846    1,416,314,750         91.5
                                                                              ==============
Foreign Time Deposits++++                                                                         386,683,350         25.0

Liabilities in Excess of Other Assets                                                            (255,306,776)       (16.5)
                                                                                               --------------        ------
Net Assets                                                                                     $1,547,691,324        100.0%
                                                                                               ==============        ======

   *Global Depositary Receipts (GDR).
  **Repurchase Agreements are fully collateralized by US Government &
    Agency Obligations.
  ++Non-income producing security.
++++Foreign time deposits bear interest at 3.875% and 3.25% with each maturing on 11/03/1997 and 11/04/1997, respectively.

    See Notes to Financial Statements.

Merrill Lynch EuroFund October 31, 1997


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of October 31, 1997
Assets:             Investments, at value (identified cost--$1,228,819,846) (Note 1a)                     $1,416,314,750
                    Cash                                                                                           1,366
                    Foreign cash (Note 1b)                                                                    42,007,426
                    Foreign time deposits (Note 1b)                                                          386,683,350
                    Receivables:
                      Securities sold                                                    $   43,943,569
                      Beneficial interest sold                                               10,323,450
                      Dividends                                                               2,851,526
                      Interest                                                                   21,837       57,140,382
                                                                                         --------------
                    Prepaid registration fees (Note 1f)                                                           85,938
                                                                                                          --------------
                    Total assets                                                                           1,902,233,212
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                  345,284,397
                      Beneficial interest redeemed                                            6,476,611
                      Investment adviser (Note 2)                                             1,009,815
                      Distributor (Note 2)                                                      766,080      353,536,903
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,004,985
                                                                                                          --------------
                    Total liabilities                                                                        354,541,888
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,547,691,324
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $    3,048,163
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      4,798,742
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        132,382
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        819,880
                    Paid-in capital in excess of par                                                       1,105,668,173
                    Accumulated distributions in excess of investment
                    income--net (Note 1h)                                                                    (10,162,843)
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                               255,804,723
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        187,582,104
                                                                                                          --------------
                    Net assets                                                                            $1,547,691,324
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $563,098,234 and 30,481,633 shares
                             of beneficial interest outstanding                                           $        18.47
                                                                                                          ==============
                    Class B--Based on net assets of $811,858,940 and 47,987,420 shares
                             of beneficial interest outstanding                                           $        16.92
                                                                                                          ==============
                    Class C--Based on net assets of $22,260,147 and 1,323,824 shares
                             of beneficial interest outstanding                                           $        16.82
                                                                                                          ==============
                    Class D--Based on net assets of $150,474,003 and 8,198,804 shares
                             of beneficial interest outstanding                                           $        18.35
                                                                                                          ==============


                    See Notes to Financial Statements.



Merrill Lynch EuroFund October 31, 1997

FINANCIAL INFORMATION (continued)
Statement of Operations for the Year Ended October 31, 1997
Investment          Dividends (net of $3,912,309 foreign withholding tax)                                 $   27,358,290
Income              Interest                                                                                   6,709,083
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                              34,067,373
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $   10,128,366
                    Account maintenance and distribution fees--Class B (Note 2)               7,960,479
                    Transfer agent fees--Class B (Note 2)                                     1,449,803
                    Custodian fees                                                            1,125,649
                    Transfer agent fees--Class A (Note 2)                                       606,012
                    Account maintenance fees--Class D (Note 2)                                  328,429
                    Account maintenance and distribution fees--Class C (Note 2)                 208,327
                    Transfer agent fees--Class D (Note 2)                                       201,296
                    Printing and shareholder reports                                            158,290
                    Accounting services (Note 2)                                                132,782
                    Registration fees (Note 1f)                                                 112,195
                    Professional fees                                                            82,743
                    Transfer agent fees--Class C (Note 2)                                        41,650
                    Trustees' fees and expenses                                                  37,937
                    Pricing fees                                                                 31,652
                    Other                                                                        32,030
                                                                                         --------------
                    Total expenses                                                                            22,637,640
                                                                                                          --------------
                    Investment income--net                                                                    11,429,733
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      259,640,424
(Loss) on             Foreign currency transactions--net                                    (10,193,843)     249,446,581
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       99,342,520
(Notes 1b, 1c,        Foreign currency transactions--net                                        108,436       99,450,956
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                    348,897,537
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  360,327,270
                                                                                                          ==============


                    See Notes to Financial Statements.



Merrill Lynch EuroFund October 31, 1997


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                     October 31,
Increase (Decrease) in Net Assets:                                                             1997              1996
Operations:         Investment income--net                                               $   11,429,733   $   13,683,433
                    Realized gain on investments and foreign currency
                    transactions--net                                                       249,446,581      174,762,791
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   99,450,956      (13,107,489)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    360,327,270      175,338,735
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (6,021,879)              --
Shareholders          Class B                                                               (15,309,051)              --
(Note 1h):            Class C                                                                  (416,944)              --
                      Class D                                                                (2,740,402)              --
                    In excess of investment income--net:
                      Class A                                                                (2,089,129)              --
                      Class B                                                                (5,311,063)              --
                      Class C                                                                  (144,648)              --
                      Class D                                                                  (950,709)              --
                    Realized gain on investments--net:
                      Class A                                                               (29,824,108)     (13,622,154)
                      Class B                                                              (104,006,961)     (56,048,905)
                      Class C                                                                (2,515,859)        (685,313)
                      Class D                                                               (14,571,787)      (6,991,081)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                      (183,902,540)     (77,347,453)
                                                                                         --------------   --------------

Beneficial Interest Net increase (decrease) in net assets derived from beneficial
Transactions        interest transactions                                                   286,738,788     (127,806,154)
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                 463,163,518      (29,814,872)
                    Beginning of year                                                     1,084,527,806    1,114,342,678
                                                                                         --------------   --------------
                    End of year*                                                         $1,547,691,324   $1,084,527,806
                                                                                         ==============   ==============

                   *Undistributed (accumulated distributions in excess of)
                    investment income--net (Note 1i)                                     $  (10,162,843)  $   13,058,543
                                                                                         ==============   ==============

                    See Notes to Financial Statements.

Merrill Lynch EuroFund October 31, 1997

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                             Class A
                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                1997++       1996++           1995++        1994++        1993
Per Share           Net asset value,
Operating           beginning of year              $    16.67    $    15.07      $    15.96    $    13.87     $    10.53
Performance:                                       ----------    ----------      ----------    ----------     ----------
                    Investment income--net                .26           .32             .19           .18            .26
                    Realized and unrealized
                    gain on investments
                    and foreign currency
                    transactions--net                    4.31          2.32             .56          1.91           3.08
                                                   ----------    ----------      ----------    ----------     ----------
                    Total from investment
                    operations                           4.57          2.64             .75          2.09           3.34
                                                   ----------    ----------      ----------    ----------     ----------
                    Less dividends and
                    distributions:
                      Investment income--net             (.44)           --              --            --             --
                      In excess of investment
                      income--net                        (.15)           --              --            --             --
                      Realized gain on
                      investments--net                  (2.18)        (1.04)          (1.64)           --             --
                                                   ----------    ----------      ----------    ----------     ----------
                    Total dividends and
                    distributions                       (2.77)        (1.04)          (1.64)           --             --
                                                   ----------    ----------      ----------    ----------     ----------
                    Net asset value,
                    end of year                    $    18.47    $    16.67      $    15.07    $    15.96     $    13.87
                                                   ==========    ==========      ==========    ==========     ==========

Total Investment    Based on net asset
Return:*            value per share                    32.13%        18.86%           6.19%        15.07%         31.72%
                                                   ==========    ==========      ==========    ==========     ==========

Ratios to Average   Expenses                            1.03%         1.10%           1.12%         1.03%          1.04%
Net Assets:                                        ==========    ==========      ==========    ==========     ==========
                    Investment income--net              1.53%         2.04%           1.32%         1.17%          1.50%
                                                   ==========    ==========      ==========    ==========     ==========

Supplemental        Net assets,
Data:               end of year (in thousands)     $  563,098    $  216,056      $  204,713    $  236,288     $  182,612
                                                   ==========    ==========      ==========    ==========     ==========
                    Portfolio turnover                 92.65%        92.34%          72.16%        82.47%        115.10%
                                                   ==========    ==========      ==========    ==========     ==========
                    Average commission rate
                    paid+++                        $    .0029    $    .0046              --            --             --
                                                   ==========    ==========      ==========    ==========     ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the year.
                 +++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


Merrill Lynch EuroFund October 31, 1997


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                             Class B
                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                1997++       1996++           1995++        1994++        1993
Per Share           Net asset value,
Operating           beginning of year              $    15.47    $    14.20      $    15.28    $    13.43     $    10.30
Performance:                                       ----------    ----------      ----------    ----------     ----------
                    Investment income--net                .07           .14             .04           .02            .16
                    Realized and unrealized gain
                    on investments and foreign
                    currency transactions--net           3.99          2.17             .52          1.83           2.97
                                                   ----------    ----------      ----------    ----------     ----------
                    Total from investment
                    operations                           4.06          2.31             .56          1.85           3.13
                                                   ----------    ----------      ----------    ----------     ----------
                    Less dividends and
                    distributions:
                      Investment income--net             (.32)           --              --            --             --
                      In excess of investment
                      income--net                        (.11)           --              --            --             --
                      Realized gain on
                      investments--net                  (2.18)        (1.04)          (1.64)           --             --
                                                   ----------    ----------      ----------    ----------     ----------
                    Total dividends and
                    distributions                       (2.61)        (1.04)          (1.64)           --             --
                                                   ----------    ----------      ----------    ----------     ----------
                    Net asset value,
                    end of year                    $    16.92    $    15.47      $    14.20    $    15.28     $    13.43
                                                   ==========    ==========      ==========    ==========     ==========

Total Investment    Based on net asset
Return:*            value per share                    30.84%        17.61%           5.12%        13.78%         30.39%
                                                   ==========    ==========      ==========    ==========     ==========

Ratios to Average   Expenses                            2.06%         2.13%           2.15%         2.06%          2.08%
Net Assets:                                        ==========    ==========      ==========    ==========     ==========
                    Investment income--net               .45%         1.00%            .27%          .14%           .51%
                                                   ==========    ==========      ==========    ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                 $  811,859    $  738,535      $  795,469    $1,086,480     $  765,279
                                                   ==========    ==========      ==========    ==========     ==========
                    Portfolio turnover                 92.65%        92.34%          72.16%        82.47%        115.10%
                                                   ==========    ==========      ==========    ==========     ==========
                    Average commission
                    rate paid+++                   $    .0029    $    .0046              --            --             --
                                                   ==========    ==========      ==========    ==========     ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the year.
                 +++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid inforeign
                    currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.

Merrill Lynch EuroFund October 31, 1997

Financial Highlights (continued)
                                                                                          Class C++++
                                                                                                                For the
                                                                                    For the                     Period
The following per share data and ratios have been derived                            Year                       Oct. 21,
from information provided in the financial statements.                              Ended                      1994++ to
                                                                                  October 31,                   Oct. 31,
Increase (Decrease) in Net Asset Value:                                 1997         1996          1995           1994
Per Share           Net asset value, beginning of period            $    15.45   $    14.19    $    15.28     $    15.08
Operating                                                           ----------   ----------    ----------     ----------
Performance:        Investment income (loss)--net                          .07          .15           .01          (.01)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                3.97         2.15           .54            .21
                                                                    ----------   ----------    ----------     ----------
                    Total from investment operations                      4.04         2.30           .55            .20
                                                                    ----------   ----------    ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                              (.36)          --            --             --
                      In excess of investment income--net                 (.13)          --            --             --
                      Realized gain on investments--net                  (2.18)       (1.04)        (1.64)            --
                                                                    ----------   ----------    ----------     ----------
                    Total dividends and distributions                    (2.67)       (1.04)        (1.64)            --
                                                                    ----------   ----------    ----------     ----------
                    Net asset  value, end of period                 $    16.82   $    15.45    $    14.19     $    15.28
                                                                    ==========   ==========    ==========     ==========

Total Investment    Based on net asset value per share                  30.81%       17.55%         5.04%          1.33%+++
Return:**                                                           ==========   ==========    ==========     ==========

Ratios to Average   Expenses                                             2.08%        2.15%         2.18%          2.86%*
Net Assets:                                                         ==========   ==========    ==========     ==========
                    Investment income (loss)--net                         .43%        1.04%          .11%         (2.47%)*
                                                                    ==========   ==========    ==========     ==========

Supplemental        Net assets, end of period (in thousands)        $   22,260   $   15,917    $    9,668     $      462
Data:                                                               ==========   ==========    ==========     ==========
                    Portfolio turnover                                  92.65%       92.34%        72.16%         82.47%
                                                                    ==========   ==========    ==========     ==========
                    Average commission paid+++++                    $    .0029   $    .0046            --             --
                                                                    ==========   ==========    ==========     ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid inforeign
                    currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                  ++Commencement of operations.
                 ++++Based on average shares outstanding during the period.

                     See Notes to Financial Statements.

Merrill Lynch EuroFund October 31, 1997


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                          Class D++++
                                                                                                                For the
                                                                                    For the                     Period
The following per share data and ratios have been derived                            Year                       Oct. 21,
from information provided in the financial statements.                              Ended                      1994++ to
                                                                                  October 31,                   Oct. 31,
Increase (Decrease) in Net Asset Value:                                 1997         1996          1995           1994
Per Share           Net asset value, beginning of period            $    16.57   $    15.02    $    15.96     $    15.75
Operating                                                           ----------   ----------    ----------     ----------
Performance:        Investment income--net                                 .20          .28           .20             --++++++
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                4.31         2.31           .50            .21
                                                                    ----------   ----------    ----------     ----------
                    Total from investment operations                      4.51         2.59           .70            .21
                                                                    ----------   ----------    ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                              (.41)          --            --             --
                      In excess of investment income--net                 (.14)          --            --             --
                      Realized gain on investments--net                  (2.18)       (1.04)        (1.64)            --
                                                                    ----------   ----------    ----------     ----------
                    Total dividends and distributions                    (2.73)       (1.04)        (1.64)            --
                                                                    ----------   ----------    ----------     ----------
                    Net asset value, end of period                  $    18.35   $    16.57    $    15.02     $    15.96
                                                                    ==========   ==========    ==========     ==========

Total Investment    Based on net asset value per share                  31.84%       18.57%         5.85%          1.33%+++
Return:**                                                           ==========   ==========    ==========     ==========

Ratios to Average   Expenses                                             1.28%        1.34%         1.38%          2.11%*
Net Assets:                                                         ==========   ==========    ==========     ==========
                    Investment income (loss)--net                        1.21%        1.83%         1.37%         (1.70%)*
                                                                    ==========   ==========    ==========     ==========

Supplemental        Net assets, end of period (in thousands)        $  150,474   $  114,020    $  104,493     $      340
Data:                                                               ==========   ==========    ==========     ==========
                    Portfolio turnover                                  92.65%       92.34%        72.16%         82.47%
                                                                    ==========   ==========    ==========     ==========
                    Average commission paid+++++                    $    .0029   $    .0046            --             --
                                                                    ==========   ==========    ==========     ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                  ++Commencement of operations.
                ++++Based on average shares outstanding during the period.
              ++++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch EuroFund October 31, 1997


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.



Merrill Lynch EuroFund October 31, 1997


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,667,294 have been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75% on an annual basis of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee computed at the rate of 0.15% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the year ended October 31, 1997, MLAM paid MLAM U.K. a fee of $1,761,720 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance   Distribution
                                       Fee           Fee

Class B                               0.25%          0.75%
Class C                               0.25%          0.75%
Class D                               0.25%         --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch EuroFund October 31, 1997


For the year ended October 31, 1997, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        MLFD         MLPF&S

Class A                                $5,476       $ 92,115
Class D                                $9,679       $131,726

For the year ended October 31, 1997, MLPF&S received contingent deferred sales charges of $1,421,145 and $8,568 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $75,758 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $1,075,578,750 and $1,080,244,807, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                    Realized     Unrealized
                                 Gains (Losses)    Gains

Long-term investments           $ 257,086,513  $ 187,494,904
Financial futures contracts         2,553,911             --
Foreign currency transactions     (10,459,785)        87,200
Forward foreign exchange
contracts                             265,942             --
                                -------------  -------------
Total                           $ 249,446,581  $ 187,582,104
                                =============  =============

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $176,480,644, of which $222,194,190 related to appreciated securities and $45,713,546 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $1,239,834,106.


4. Shares of Beneficial Interest:
Net increase (decrease) in net assets derived from beneficial interest transactions was $286,738,788 and $(127,806,154) for the years ended October 31, 1997 and October 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares
For the Year Ended                                  Dollar
October 31, 1997                      Shares        Amount

Shares sold                        26,338,718  $ 430,396,173
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,393,410     34,465,523
                                  -----------  -------------
Total issued                       28,732,128    464,861,696
Shares redeemed                   (11,210,660)  (185,967,493)
                                  -----------  -------------
Net increase                       17,521,468  $ 278,894,203
                                  ===========  =============

Class A Shares
For the Year Ended                                  Dollar
October 31, 1996                      Shares        Amount

Shares sold                         3,553,169  $  55,452,673
Shares issued to shareholders in
reinvestment of distributions         885,595     12,345,189
                                  -----------  -------------
Total issued                        4,438,764     67,797,862
Shares redeemed                    (5,064,026)   (77,283,493)
                                  -----------  -------------
Net decrease                         (625,262) $  (9,485,631)
                                  ===========  =============

Class B Shares
For the Year Ended                                  Dollar
October 31, 1997                      Shares        Amount

Shares sold                        12,478,198 $  191,822,144
Shares issued to shareholders in
reinvestment of dividends
and distributions                   8,168,942    108,729,884
                                  -----------  -------------
Total issued                       20,647,140    300,552,028
Shares redeemed                   (19,835,758)  (306,830,535)
Automatic conversion of
shares                               (554,263)    (8,320,978)
                                  -----------  -------------
Net increase (decrease)               257,119  $ (14,599,485)
                                  ===========  =============



Merrill Lynch EuroFund October 31, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                         Dollar
Ended October 31, 1996                Shares        Amount

Shares sold                         6,274,132  $  90,913,954
Shares issued to shareholders in
reinvestment of distributions       3,757,600     49,074,253
                                  -----------  -------------
Total issued                       10,031,732    139,988,207
Shares redeemed                   (17,727,472)  (252,558,644)
Automatic conversion of
shares                               (592,963)    (8,462,694)
                                  -----------  -------------
Net decrease                       (8,288,703) $(121,033,131)
                                  ===========  =============

Class C Shares for the Year                         Dollar
Ended October 31, 1997                Shares        Amount

Shares sold                         5,368,818 $   83,195,165
Shares issued to shareholders
in reinvestment of dividends
and distributions                     210,334      2,782,759
                                  -----------  -------------
Total issued                        5,579,152     85,977,924
Shares redeemed                    (5,285,585)   (82,227,446)
                                  -----------  -------------
Net increase                          293,567  $   3,750,478
                                  ===========  =============

Class C Shares for the Year                         Dollar
Ended October 31, 1996                Shares        Amount

Shares sold                         2,608,151 $   37,883,986
Shares issued to shareholders
in reinvestment of
distributions                          48,252        629,693
                                  -----------  -------------
Total issued                        2,656,403     38,513,679
Shares redeemed                    (2,307,504)   (33,480,305)
                                  -----------  -------------
Net increase                          348,899  $   5,033,374
                                  ===========  =============

Class D Shares for the Year                         Dollar
Ended October 31, 1997                Shares        Amount

Shares sold                         9,883,349  $ 166,073,878
Automatic conversion of
shares                                513,600      8,320,978
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,058,039     15,172,446
                                  -----------  -------------
Total issued                       11,454,988    189,567,302
Shares redeemed                   (10,135,898)  (170,873,710)
                                  -----------  -------------
Net increase                        1,319,090  $  18,693,592
                                  ===========  =============

Class D Shares for the Year                         Dollar
Ended October 31, 1996                Shares        Amount

Shares sold                        10,577,168  $ 162,480,079
Automatic conversion of
shares                                557,082      8,462,694
Shares issued to shareholders
in reinvestment of
distributions                         421,472      5,854,244
                                  -----------  -------------
Total issued                       11,555,722    176,797,017
Shares redeemed                   (11,631,183)  (179,117,783)
                                  -----------  -------------
Net decrease                          (75,461) $  (2,320,766)
                                  ===========  =============

6. Commitments:
At October 31, 1997, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase and sell foreign currency aggregating approximately $137,249,000 and $137,455,000, respectively.


Merrill Lynch EuroFund October 31, 1997

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch EuroFund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch EuroFund as of October 31, 1997, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch EuroFund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
December 12, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)
The following information summarizes all per share distributions paid by Merrill Lynch EuroFund during its taxable year ended October
31, 1997:

                                           Foreign     Non-Qualifying      Total       Foreign Taxes     Long-Term
              Record          Payable       Source        Domestic       Ordinary         Paid or         Capital
               Date            Date         Income         Income         Income         Withheld          Gains
Class A:     12/11/96       12/19/96       $.498639       $.547959       $1.046598       $.071445       $1.724938
             12/31/96        1/09/97       $.000445       $.000490       $ .000935           --             --

Class B:     12/11/96       12/19/96       $.422084       $.463832       $ .885916       $.071445       $1.724938
             12/31/96        1/09/97       $.000445       $.000490       $ .000935           --             --

Class C:     12/11/96       12/19/96       $.448011       $.492322       $ .940333       $.071445       $1.724938
             12/31/96        1/09/97       $.000445       $.000490       $ .000935           --             --

Class D:     12/11/96       12/19/96       $.479253       $.526655       $1.005908       $.071445       $1.724938
             12/31/96        1/09/97       $.000445       $.000490       $ .000935           --             --


All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources.
Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.


Merrill Lynch EuroFund October 31, 1997


PORTFOLIO CHANGES (unaudited)


 For the Quarter Ended October 31, 1997

 Additions

 ABN Amro Holding N.V.
 BASF AG
 B.A.T. Industries PLC
*BMW AG
 Banque Nationale de Paris
 Bayer AG
 British Telecommunications PLC
 CRH PLC
 Christian Dior S.A.
 Compagnie Generale des Eaux
 Daimler-Benz A.G.
 Endesa S.A.
 Energy Group PLC
 France Telecom S.A.
 General Electric Company PLC
*Guney Biracilik Ve Malt Sanayii A.S.
*Haci Omer Sabanci Holding
 Ispat International N.V.
*Koc Holding A.S.
*Koc Yatirim Ve Sanayi Mamulleri Pazarlama A.S.
 Muenchener Rueckversicherungs-Gesellschaft AG
*Nestle S.A.
 Novartis AG (Registered)
*Polifarb Cieszyn-Wroclaw S.A.
 Repsol S.A.
 Rio Tinto PLC (Registered)
*Roche Holding AG
*Severn Trent PLC (Class B)
 VEBA AG

 Deletions

 Aksu Iplik Dokuma Ve Boya Apre Fabrikalari T.A.S.
 Alpha Credit Bank
*BMW AG
 Baticim Bati Anadolu Cimento Sanayii A.S.
 Bayrakli Boya Ve Vernik Sanayii A.S.
 Bertrand Faure S.A.
 Ceske Energeticke Zavody
 Cofinec S.A. (GDR)
 Cukurova Elektrik A.S.
 Deutsche Lufthansa AG
 Dogan Sirketler Grubu Holding A.S.
 Egis
 Electricidade de Portugal S.A.
 Elektrim S.A.
 Elektrobudowa S.A.
 Eregli Demir Ve Celik Fabrikalari T.A.S.
 Guinness PLC
*Guney Biracilik Ve Malt Sanayii A.S.
*Haci Omer Sabanci Holding
 Hellenic Bottling Co.
*Koc Holding A.S.
*Koc Yatirim Ve Sanayi Mamulleri Pazarlama A.S.
 Komercni Banka A.S.
 Maillis
 Mostostal Zabrze
*Nestle S.A.
 Otosan Otomobil Sanayii A.S.
 Pick Szeged Reszvenytarsasag
*Polifarb Cieszyn-Wroclaw S.A.
 Portugal Telecom S.A.
 RAO Gazprom (ADR)
*Roche Holding AG
 SPT Telecom A.S.
*Severn Trent PLC (Class B)
 Sevgi Ozel Saglik Hizmetleri A.S.
 Tansas Izmir Buyuksehir Belediyesi Ic Ve Dis
   Ticaret A. S.
 Thames Water PLC
 Titan Cement Co.
 Wielkopolsky Bank Kredytowy S.A.
 VSZ
 Vestel Elektronik Sanayii Ve Ticaret A.S.

[FN]
*Added and deleted in the same quarter.

Merrill Lynch EuroFund October 31, 1997


PORTFOLIO INFORMATION (unaudited)


As of October 31, 1997
                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Novartis AG (Registered)                          2.7%
Telecom Italia S.p.A.                             2.7
MontEdison S.p.A.                                 2.6
Thyssen AG                                        2.6
Unilever PLC                                      2.3
Oerlikon-Buehrle Holding AG                       2.0
Royal PTT Nederland N.V.                          1.9
Assurances Generales de France (AGF)              1.8
BTR PLC                                           1.7
B.A.T. Industries PLC                             1.7


                                               Percent of
Ten Largest Industries                         Net Assets

Diversified Holdings                              8.0%
Telecommunications                                6.7
Insurance                                         6.6
Chemicals                                         6.3
Paper & Forest Products                           5.2
Financial Services                                4.5
Retail                                            4.0
Pharmaceuticals                                   3.8
Banking                                           3.5
Food & Beverage                                   3.1


OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Alan J. Albert, Vice President
Donald C. Burke, Vice President
Adrian C. Holmes, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863